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                                                                   EXHIBIT 99.06

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                      FIRST USA BANK, NATIONAL ASSOCIATION

              -----------------------------------------------------
                FIRST USA CREDIT CARD MASTER TRUST, SERIES 1996-8
              -----------------------------------------------------

                    Monthly Period:                  1/1/02 to
                                                     1/31/02
                    Distribution Date:               2/11/02
                    Transfer Date:                   2/8/02


Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1996-8 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     ------------------------------------------------------

     1.   The total amount of the distribution to
          Certificateholders on the Distribution
          Date per $1,000 original certificate
          principal amount

                                            Class A                    $1.74222
                                            Class B                    $1.93778
                                            CIA                        $2.43556
                                                                       --------
                                              Total (Weighted Avg.)    $1.82279

     2.   The amount of the distribution set
          forth in paragraph 1 above in respect
          of interest on the Certificates, per
          $1,000 original certificate principal
          amount
                                            Class A                    $1.74222
                                            Class B                    $1.93778
                                            CIA                        $2.43556
                                                                       --------
                                              Total (Weighted Avg.)    $1.82279

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1996-8
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     3.   The amount of the distribution set
          forth in paragraph 1 above in respect
          of principal on the Certificates, per
          $1,000 original certificate principal
          amount
                                          Class A                 $      0.00000
                                          Class B                 $      0.00000
                                          CIA                     $      0.00000
                                                                  --------------
                                          Total (Weighted Avg.)   $      0.00000

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Allocation of Principal Receivables.
          -----------------------------------

          The aggregate amount of Allocations of
          Principal Receivables processed during
          the Monthly Period which were allocated
          in respect of the Certificates

                                          Class A                 $61,719,053.99
                                          Class B                 $ 5,561,734.54
                                          CIA                     $ 7,073,662.36
                                                                  --------------
                                          Total                   $74,354,450.89

     2.   Allocation of Finance Charge Receivables
          ----------------------------------------

          (a1) The aggregate amount of
               Allocations of Finance Charge
               Receivables processed during the
               Monthly Period which were
               allocated in respect of the
               Certificates
                                          Class A                 $ 5,872,226.63
                                          Class B                 $   529,168.27
                                          CIA                     $   673,019.84
                                                                  --------------
                                          Total                   $ 7,074,414.74

          (b1) Principal Funding Investment
               Proceeds (to Class A)                              $         0.00
          (b2) Withdrawals from Reserve Account
               (to Class A)                                       $         0.00
                                                                  --------------
               Class A Available Funds                            $ 5,872,226.63

          (c1) Principal Funding Investment
               Proceeds (to Class B)                              $         0.00
          (c2) Withdrawals from Reserve Account
               (to Class B)                                       $         0.00
               Class B Available Funds                            $   529,168.27

          (d1) Principal Funding Investment
               Proceeds (to CIA)                                  $         0.00
          (d2) Withdrawals from Reserve Account
               (to CIA)                                           $         0.00
               CIA Available Funds                                $   673,019.84

          (e1) Total Principal Funding Investment
               Proceeds                                           $         0.00
          (e2) Investment Earnings on deposits to
               Reserve Account                                    $         0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1996-8
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     3.   Principal Receivable / Investor Percentages
          -------------------------------------------

          (a)  The aggregate amount of Principal
               Receivables in the Trust as of
               01/31/02                                     $33,888,946,872.30


          (b)  Invested Amount as of 01/31/02
               (Adjusted Class A Invested Amount
               during Accumulation Period)

                                           Class A          $   400,000,000.00
                                           Class B          $    36,200,000.00
                                           CIA              $    45,800,000.00
                                                            ------------------
                                           Total            $   482,000,000.00

          (c)  The Floating Allocation Percentage:

                                           Class A                       1.143%
                                           Class B                       0.103%
                                           CIA                           0.131%
                                                            ------------------
                                           Total                         1.377%

          (d)  During the Accumulation Period:
               The Invested Amount as of ______
               (the last day of the Revolving
               Period)

                                           Class A          $             0.00
                                           Class B          $             0.00
                                           CIA              $             0.00
                                                            ------------------
                                           Total            $             0.00

          (e)  The Fixed/Floating Allocation
               Percentage:

                                           Class A                       1.143%
                                           Class B                       0.103%
                                           CIA                           0.131%
                                                            ------------------
                                           Total                         1.377%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1996-8
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     4.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding
          balances in the Accounts which were
          delinquent as of the end of the day on
          the last day of the Monthly Period

          (a)  30 - 59 days                                   $   486,376,559.05
          (b)  60 - 89 days                                   $   366,957,289.61
          (c)  90 - 119 days                                  $   294,548,767.81
          (d)  120 - 149 days                                 $   224,948,013.19
          (e)  150 - 179 days                                 $   181,621,089.40
          (f)  180 or more days                               $             0.00
                                         Total                $ 1,554,451,719.06

     5.   Monthly Investor Default Amount.
          -------------------------------

          (a)  The aggregate amount of all
               defaulted Principal Receivables
               written off as uncollectible
               during the Monthly Period
               allocable to the Invested Amount
               (the aggregate "Investor Default
               Amount")
                                         Class A              $     1,904,083.25
                                         Class B              $       171,584.05
                                         CIA                  $       218,228.26
                                                              ------------------
                                         Total                $     2,293,895.56


     6.   Investor Charge-Offs & Reimbursements of
          ----------------------------------------
          Charge-Offs.
          -----------

          (a)  The aggregate amount of Class A
               Investor Charge-Offs and the
               reductions in the Class B Invested
               Amount and the CIA
                                         Class A              $             0.00
                                         Class B              $             0.00
                                         CIA                  $             0.00
                                                              ------------------
                                         Total                $             0.00

          (b)  The amounts set forth in paragraph
               6(a) above, per $1,000 original
               certificate principal amount
               (which will have the effect of
               reducing, pro rata, the amount of
               each Certificateholder's
               investment)
                                         Class A              $             0.00
                                         Class B              $             0.00
                                         CIA                  $             0.00
                                                              ------------------
                                         Total                $             0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1996-8
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          (c)  The aggregate amount of Class A
               Investor Charge-Offs reimbursed
               and the reimbursement of
               reductions in the Class B Invested
               Amount and the CIA

                                           Class A            $         0.00
                                           Class B            $         0.00
                                           CIA                $         0.00
                                                              --------------
                                           Total              $         0.00

          (d)  The amounts set forth in paragraph
               6(c) above, per $1,000 interest
               (which will have the effect of
               increasing, pro rata, the amount
               of each Certificateholder's
               investment)

                                           Class A            $         0.00
                                           Class B            $         0.00
                                           CIA                $         0.00
                                                              --------------
                                           Total              $         0.00

     7.   Investor Servicing Fee
          ----------------------
          (a)  The amount of the Investor Monthly
               Servicing Fee payable by the Trust
               to the Servicer for the Monthly
               Period

                                           Class A            $   500,000.00
                                           Class B            $    45,250.00
                                           CIA                $    57,250.00
                                                              --------------
                                           Total              $   602,500.00


     8.   Reallocated Principal Collections
          ---------------------------------
               The amount of Reallocated CIA and
               Class B Principal Collections
               applied in respect of Interest
               Shortfalls, Investor Default
               Amounts or Investor Charge-Offs
               for the prior month.

                                           Class B            $         0.00
                                           CIA                $         0.00
                                                              --------------
                                           Total              $         0.00

     9.   CIA Invested Amount
          -------------------
          (a)  The amount of the CIA Invested
               Amount as of the close of business
               on the related Distribution Date
               after giving effect to
               withdrawals, deposits and payments
               to be made in respect of the
               preceding month                                $45,800,000.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1996-8
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         (b)   The Required CIA Invested Amount
               as of the close of business on
               the related Distribution Date
               after giving effect to
               withdrawals, deposits and payments
               to be made in respect of the
               preceding month                                $ 45,800,000.00

     10. The Pool Factor
         ---------------
               The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                         Class A                   1.00000000
                                         Class B                   1.00000000
                                         Total                     1.00000000

     11. The Portfolio Yield
         -------------------
          The Portfolio Yield for the related
          Monthly Period                                                11.90%

     12. The Base Rate
         -------------
          The Base Rate for the related Monthly
          Period                                                         4.05%



C    Information Regarding the Principal Funding Account
     ---------------------------------------------------

     1.  Accumulation Period

     (a) Accumulation Period Commencement Date                     11/01/2003

     (b) Accumulation Period Length (months)                                2

     (c) Accumulation Period Factor                                      4.05

     (d) Required Accumulation Factor Number                                8

     (e) Controlled Accumulation Amount                       $241,000,000.00

     (f) Minimum Payment Rate (last 12 months)                          12.86%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1996-8
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     2. Principal Funding Account
        -------------------------

        Beginning Balance                                             $   0.00
           Plus: Principal Collections for related Monthly
                 Period from Principal Account                            0.00
           Plus: Interest on Principal Funding Account
                 Balance for related Monthly Period                       0.00

           Less: Withdrawals to Finance Charge Account                    0.00
           Less: Withdrawals to Distribution Account                      0.00
                                                                      --------
        Ending Balance                                                    0.00

     3. Accumulation Shortfall
        ----------------------

              The Controlled Deposit Amount for the previous
              Monthly Period                                          $   0.00

        Less: The amount deposited into the Principal Funding
              Account for the Previous Monthly Period                 $   0.00

              Accumulation Shortfall                                  $   0.00
                                                                      --------
              Aggregate Accumulation Shortfalls                       $   0.00

     4. Principal Funding Investment Shortfall
        --------------------------------------

              Covered Amount                                          $   0.00

        Less: Principal Funding Investment Proceeds                   $   0.00
                                                                      --------
              Principal Funding Investment Shortfall                  $   0.00
                                                                      --------

D. Information Regarding the Reserve Account
   -----------------------------------------

     1. Required Reserve Account Analysis
        ---------------------------------

        (a) Required Reserve Account Amount percentage                 0.00000%

        (b) Required Reserve Account Amount ($)                       $   0.00
            .5% of Invested Amount or other amount designated by Transferor)

        (c) Required Reserve Account Balance after effect of
            any transfers on the Related Transfer Date                $   0.00

        (d) Reserve Draw Amount transferred to the Finance
            Charge Account on the Related Transfer Date               $   0.00

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1996-8
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     2.  Reserve Account Investment Proceeds
         -----------------------------------
         Reserve Account Investment Proceeds transferred to
         the Finance Charge Account on the Related Transfer
         Date                                                           $0.00

     3.  Withdrawals from the Reserve Account
         ------------------------------------
         Total Withdrawals from the Reserve Account
         transferred to the Finance Charge Account on the
         related Transfer                                               $0.00
         Date (1 (d) plus 2 above)

     4.  The Portfolio Adjusted Yield
         ----------------------------
         The Portfolio Adjusted Yield for the related Monthly
         Period                                                          7.77%

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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page




                                    First USA Bank, National Association
                                    as Servicer


                                    By: /s/ Tracie Klein
                                        --------------------
                                        Tracie Klein
                                        First Vice President